LIFE SERIES HIGH YIELD FUND

Ticker Symbol	- -

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2010

CONTENTS

The Fund Summary Section		3
The Fund in Greater Detail		6
High Yield Fund		7
Fund Management in Greater Detail		9
Shareholder Information		10
■	How and when does the Fund Price its shares?	10
■	How can I invest in the High Yield Fund?	10
■	Can I exchange my investment in the High Yield Fund into any other First Investors Life Series Funds?	11
■	What are the Fund’s policies on frequent trading in the Fund?	11
■	What about dividends and capital gain distributions?	12
■	What about taxes?	12
■	Mixed and Shared Funding	12
Financial Highlights		13

THE FUND SUMMARY SECTION

HIGH YIELD FUND

Investment Objective:  The Fund seeks high current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by First Investors Life Insurance Company (“FIL”).  This table does not reflect expenses incurred from investing through a variable annuity contract or life insurance policy offered by FIL.  If they were included, the expenses shown in the table would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.90%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by FIL.  The table below does not include the expenses you would incur in purchasing such a variable annuity contract or life insurance policy.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
High Yield Fund	$92	$287	$498	$1,108

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities) after a default.

Principal Risks:  You can lose money by investing in the Fund. The likelihood of a loss is greater if you invest for a short period of time.  Here are the principal risks of investing in the High Yield Fund:

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due. High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.

Market Risk.  The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.

Liquidity Risk.  High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

On April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser. Therefore, the performance shown for the Fund is not necessarily reflective of how the Fund will perform in the future.

Average Annual Total Returns for Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
High Yield Fund	35.15%	2.22%	3.65%
Credit Suisse High Yield Index II (reflects no deduction for fees, expenses or taxes)	54.22%	5.99%	7.07%
BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	45.98%	5.50%	6.37%

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the Fund’s subadviser.

Portfolio Manager:  The Fund has been managed by Muzinich by a team of investment professionals since 2009, who have active roles in managing the Fund. John Ingallinera serves as Senior Portfolio Manager, and Dennis V. Dowden, Wendy L. Nickerson and Clinton Comeaux serve as Portfolio Managers of the Fund.  Each investment professional has served as a Portfolio Manager of the Fund since 2009.

Purchase and Sale of Fund Shares: Investments in the Fund can only be made through a purchase of a variable annuity contract or life insurance policy offered by FIL.  For information about purchasing or selling a variable annuity contract or life insurance policy, see the Separate Account prospectus, which is attached to this prospectus. Subject to the terms of the contract or policy you purchased, you may purchase or redeem shares of the Fund on any business day by contacting your financial intermediary in accordance with its policies; by writing to First Investors Life Insurance Company at the following address: Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818 or by calling 1(800) 832-7783.

Tax Information:  You will not be subject to federal income taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or other distributions to the Separate Account.  There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies.  These are discussed in the attached Separate Account prospectus.

THE FUND IN GREATER DETAIL

This prospectus is designed to be provided solely to existing owners of Separate Account A contracts.  FIL is no longer offering new Separate Account A contracts for sale.  Existing Separate Account A contract owners may, however, make additional premium payments.  The High Yield Fund is the only investment option available to Separate Account A contract owners who make additional premium payments.  On November 16, 2007, the Special Bond Fund reorganized into the High Yield Fund.

This section describes the First Investors High Yield Fund (“High Yield Fund” or “Fund”), a series of the First Investors Life Series Funds, and provides an explanation of the Fund’s objective, its principal investment strategies and risks.  The High Yield Fund serves solely as an underlying investment option for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company (“FIL”), including contracts issued for First Investors Life Variable Annuity Fund A (“Separate Account A”).

The investment objective of the High Yield Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval. The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

HIGH YIELD FUND

What are the High Yield Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks high current income.

Principal Investment Strategies:

The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, special purpose entities that are used to finance capital investment, sales or leases of equipment, loans or other programs and firms with heavy debt loads.  High yield securities may be backed by receivable or other assets.

The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.  The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.  The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or undergoes a bankruptcy.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  The likelihood of a loss is greater if you invest for a short period of time.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the High Yield Fund:

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.

During times of economic downtime, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Market Risk:

The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.  The prices of high yield bonds and other high yield debt securities held by the Fund could decline not only due to a deterioration in the financial condition of the issuers of such bonds, but also due to overall movements in the high yield market.  Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when prices generally go down, referred to as “bear” markets.

Interest Rate Risk:

The market values of high yield bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.

Liquidity Risk:

High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  As a result, the prices of high yield debt securities may be subject to wide price fluctuations due to liquidity concerns.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

FUND MANAGEMENT IN GREATER DETAIL

The Adviser.

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 110 Wall Street, New York, NY 10005.  As of December 31, 2009, FIMCO served as investment adviser to 39 mutual funds or series of funds with total net assets of approximately $6.5 billion.  FIMCO supervises all aspects of the Fund’s operations.  For the fiscal year ended December 31, 2009, FIMCO received advisory fees, net of waiver (if any), of 0.75% of the Fund’s average daily net assets.

The Subadviser.

Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser of the Fund.  Muzinich has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Muzinich is located at 450 Park Avenue, New York, NY 10022.  Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies.  As of December 31, 2009, Muzinich managed more than $6.3 billion in assets.

The Fund is managed by a team of investment professionals who have active roles in managing the Fund, including the following:  John Ingallinera, Senior Portfolio Manager, who joined Muzinich in 2003 and prior thereto was the head of high yield trading at Lehman Brothers (1994-2001); Dennis V. Dowden, Portfolio Manager, who joined Muzinich in 2001 and prior thereto was Director of high yield research at ABN AMRO Inc. (1999-2001); Wendy L. Nickerson, Portfolio Manager, who joined Muzinich in 2004 and prior thereto was Managing Director and Director of high yield research at Wells Fargo (2001-2003); and Clinton Comeaux, Portfolio Manager, who joined Muzinich in 2006 and prior thereto was a research analyst at WR Assset Management (2004-2006).  Each investment professional has been a Portfolio Manager of the Fund since 2009 and the same team of investment professionals also manages another First Investors Fund.

Other Information.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Descriptions of the factors considered by the Board of Trustees in considering the approval of the Advisory and Subadvisory Agreement are available in the Fund’s Semi-Annual Report to shareholders for the six months ending June 30, 2009.

The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of a Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees.  In addition, there is a rule pending at the SEC, which, if adopted, would permit the Fund to act in such manner without seeking an exemptive order.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

The following is information about the indices that are used by the Fund in the Average Annual Total Returns table which is located in the “The Fund Summary Section” of this prospectus:

■      The Credit Suisse High Yield Index II is designed to measure the performance of the high yield bond market.

■      The BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (“BofA Merrill Lynch Index”) contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s Investment Service, Inc., Standard & Poors Ratings Services and Fitch Ratings, but caps issuer exposure at 2%.

The Fund elected to change to the BofA Merrill Lynch Index from the Credit Suisse High Yield Index II since the BofA Merrill Lynch Index more closely reflects the performance of the securities in which the Fund invests. After this year, the Fund will not show a comparison to the Credit Suisse High Yield Index II.

SHAREHOLDER INFORMATION

How and when does the Fund Price its shares?

The share price (which is called “net asset value” or “NAV” per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  Shares of the Fund will not be priced on days on which the NYSE is closed for trading, such as most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.  To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  Debt obligations with maturities of 60 days or less are valued at amortized cost.

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

In the event that a security is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

How can I invest in the High Yield Fund?

Separate Account A contract owners may invest in the High Yield Fund by making additional premium payments.  The premium payments received by FIL, less applicable charges and expenses, are invested in Separate Account A, which in turn invests in the Fund.  As stated in the Introduction, FIL is no longer offering new Separate Account A contracts. For information about how to buy or sell (surrender) the variable annuity contracts and variable life insurance policies, see the applicable Separate Account prospectus.  It will describe not only the process for buying and selling (surrendering) contracts and policies but also the fees and charges involved.

For information or service concerning a variable annuity contract or variable life insurance policy, you can contact FIL in writing at Raritan Plaza I, Edison, New Jersey 08837.  You can also call FIL at 1(800) 832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax FIL at (732) 855-5935.  You can also obtain information about FIL products through our website at www.firstinvestors.com.  You can also obtain from FIL, free of charge, a copy of the last Separate Account A prospectus (dated April 23, 2002) by calling 1(800) 832-7783.

Can I exchange my investment in the High Yield Fund into any other First Investors Life Series Funds?

Separate Account A contract owners are restricted under their variable annuity contracts to a single investment option, which is the High Yield Fund, and cannot exchange from the High Yield Fund into any of the other First Investors Life Series Funds.

What are the Fund’s policies on frequent trading in the Fund?

While Separate Account A contract owners cannot exchange from the High Yield Fund into any of the other First Investors Life Series Funds, other separate accounts also invest in the Fund.  Furthermore, the owners of policies and contracts issued by these other separate accounts have the right to transfer in and out of the High Yield Fund.  You should therefore be aware of the Life Series Funds’ policy on frequent trading that applies to the High Yield Fund.

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and capital gain distributions?

Separate Account A, which owns the shares of the Fund, will receive all dividends and other distributions.  As described in the Separate Account A prospectus, all dividends and other distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare and pay, on an annual basis, dividends from net investment income.  The Fund will declare and distribute any net realized capital gains on an annual basis, usually after the end of the Fund’s fiscal year.

What about taxes?

You will not be subject to federal income taxes as the result of purchases or sales of Fund shares by Separate Account A, or Fund dividends, or other distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts.  These are discussed in the Separate Account A prospectus.

Mixed and Shared Funding

The Fund sells its shares not only to Separate Accounts that serve as the funding vehicles for variable annuity contracts, but also to Separate Accounts that serve as the funding vehicle for variable life insurance policies.  The Fund does not anticipate any disadvantage resulting from this arrangement.  However, it is possible that a material conflict of interest could arise between the interests of different Policyowners and/or different Contractowners that invest in the same Fund.  If such a conflict were to arise, a Separate Account may be forced to withdraw its participation in the Fund.  It is also possible that the failure of one Separate Account to comply with the tax laws could cause all of the Separate Accounts to lose their tax-deferred status.  These are risks that are common to many variable life insurance policies.

FINANCIAL HIGHLIGHTS

The financial highlights shown in the table represent the financial history of the predecessor fund of the same name, which was acquired by the Fund in a reorganization on April 28, 2006.  The Fund has adopted the financial history of its respective predecessor fund.  The financial highlights table is intended to help you understand the Fund’s financial performance for the years indicated.  The following table sets forth the per share data for each fiscal year ended December 31.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available for free upon request and on our website at www.firstinvestors.com.

	Year Ended December 31
Per Share Data	2009	2008	2007	2006	2005
Net Asset Value at Beginning of Year	$5.19	$7.61	$8.14	$8.07	$8.66
Income from Investment Operations Net investment income	$.51	$.56	$.57	$.62	$.65
Net realized and unrealized gain (loss) on investments	$1.12	$(2.39)	$(.47)	$.12	$(.61)
Total from Investment Operations	$1.63	$(1.83)	$.10	$.74	$.04
Less Distributions from Net investment income	$.58	$.59	$.63	$.67	$.63
Net Realized gains	__	__	__	__	__
Total Distributions	$.58	$.59	$.63	$.67	$.63
Net Asset Value at End of Year	$6.24	$5.19	$7.61	$8.14	$8.07
Total Return (%)†	35.15	(25.86)	1.06	9.77	.41
Ratios/Supplemental Data
Net Assets at End of Year (in millions)	$66	$52	$79	$68	$69
Ratios to Average Net Assets (%): Expenses Before Fee Creditsa	.90	.86	.86	.85	.87
Net investment income	8.66	8.27	7.19	7.63	8.01
Portfolio Turnover Rate (%)	102	17	28	31	35

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
a	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of New York Mellon or from brokerage service arrangements.

HIGH YIELD FUND

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports:
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and the SAI or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ 08837-3620
Telephone:  1(800) 423-4026

You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1(202) 551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-04325)